                                                                    EXHIBIT 99.3


  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS INFORMATION

SeaChange International, Inc. (the "Company") exchanged 625,000 shares of the Company's common stock for all of the outstanding shares of IPC Interactive Pte. Ltd. ("IPC"). The Company's common stock was valued at $4.3 million.

The unaudited pro forma condensed consolidated financial information is based on the historical consolidated financial statements of the Company (not presented herein) and the historical financial statements of IPC and reflects certain pro forma adjustments and assumptions that the Company believes to be reasonable based upon available information. The acquisition was accounted for under the purchase method of accounting, with the total purchase price being allocated to tangible and indentifiable intangible assets acquired, including goodwill, and liabilities assumed from IPC based upon their estimated fair market values. Based upon the results of an independent appraisal, a significant portion of the purchase price has been allocated to identified intangible assets, including approximately $5.3 million of purchased research and development which resulted in an immediate charge to earnings.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 gives effect to the acquisition as if it had been consummated on that date, while the unaudited proforma condensed consolidated statements of operations for the year ended December 31, 1996 and for the nine months ended September 30, 1997 give effect to the acquisition as if it had been consummated at the beginning of each period, respectively. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the financial position or results of operations which would have actually been reported had the acquisition been consummated as presented, or which may be reported in the future. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and quarterly report on Form 10-Q for the quarter ended September 30, 1997 and the financial statements of IPC included elsewhere on this Form 8-K/A.

                         SeaChange International, Inc.
                  Unaudited Pro Forma Condensed Consolidated
                            Statement of Operations
                         Year ended December 31, 1996

                                                   Historical                                    Pro Forma
                                       ---------------------------------            ---------------------------------
                                          SeaChange              IPC         Notes   Adjustments         Combined
                                          ---------              ---         -----   -----------         --------
Revenues:
  Systems                              $    45,745,000    $     6,366,000           $       -           $  52,111,000
  Services                                   3,521,000          4,740,000                   -               8,261,000
                                       ---------------    ---------------           -------------       -------------
                                            49,266,000         11,106,000                   -              60,372,000
                                       ---------------    ---------------           -------------       -------------
Cost of revenues:
  Systems                                   27,133,000          5,478,000                   -              32,611,000
  Services                                   4,030,000          1,745,000       3        562,000            6,337,000
                                       ---------------    ---------------           -------------       -------------
                                            31,163,000          7,223,000                562,000           38,948,000
                                       ---------------    ---------------           -------------       -------------
Gross profit                                18,103,000          3,883,000               (562,000)          21,424,000
                                       ---------------    ---------------           -------------       -------------
Operating expenses:
  Research and development                   5,394,000          2,141,000                   -               7,535,000
  Selling and marketing                      4,254,000          2,379,000                   -               6,633,000
  General and administrative                 2,064,000          2,450,000       3       (562,000)           3,952,000
  Amortization of intangible assets               -                  -          1        279,000              279,000
                                       ---------------    ---------------           -------------       -------------
                                            11,712,000          6,970,000               (283,000)          18,399,000
                                       ---------------    ---------------           -------------       -------------
  Income (loss) from operations              6,391,000         (3,087,000)              (279,000)           3,025,000

Interest income, net                           354,000            148,000                   -                 502,000
                                       ---------------    ---------------           -------------       -------------

  Income (loss) before income taxes          6,745,000         (2,939,000)              (279,000)           3,527,000

Provision for income taxes                   2,483,000               -           2      (103,000)           2,380,000
                                       ---------------    ---------------           -------------       -------------

  Net income (loss)                    $     4,262,000    $    (2,939,000)          $   (176,000)       $   1,147,000
                                       ===============    ===============           =============       =============


 Net income (loss) per share           $          0.36                                                  $        0.09
                                       ===============                                                  =============
 Weighted average common shares and
   equivalent common shares
   outstanding                              11,900,483                            4       625,000          12,525,483
                                       ===============                              =============       =============

      See notes to pro forma condensed consolidated financial statements

 Note: For the purposes of the unaudited pro forma condensed consolidated statement of operations, the purchased research and development writeoff has been assumed to have been written off prior to the periods presented so that only recurring costs are included.

                         SeaChange International, Inc.
                  Unaudited Pro Forma Condensed Consolidated
                            Statement of Operations
                 For the Nine Months Ended September 30, 1997


                                                Historical                                         Pro Forma
                                     ----------------------------------                  -------------------------------
                                         SeaChange            IPC            Notes          Adjustments      Combined
                                         ---------            ---            -----          -----------      --------
Revenues:
    Systems                            $  50,168,000    $   3,459,000         2          $   (164,000)    $ 53,463,000
    Services                               4,987,000        3,698,000                                        8,685,000

                                     ---------------    ---------------                  --------------- ---------------
                                          55,155,000        7,157,000                        (164,000)      62,148,000
                                     ---------------    ---------------                  --------------- ---------------

Cost of revenues:
    Systems                               28,425,000        3,253,000         2              (164,000)      31,514,000
    Services                               4,961,000        2,571,000                               -        7,532,000

                                     ---------------    ---------------                  --------------- ---------------
                                          33,386,000        5,824,000                        (164,000)      39,046,000
                                     ---------------    ---------------                  --------------- ---------------
Gross profit                              21,769,000        1,333,000                               -       23,102,000
                                     ---------------    ---------------                  --------------- ---------------

Operating expenses:
    Research and development               8,325,000        1,989,000                               -       10,314,000
    Selling and marketing                  4,541,000        1,885,000                               -        6,426,000
    General and administrative             2,588,000        1,920,000                               -        4,508,000
    Amortization of intangible assets                                         1               210,000          210,000
                                     ---------------    ---------------                  --------------- ---------------
                                          15,454,000        5,794,000                         210,000       21,458,000
                                     ---------------    ---------------                  --------------- ---------------
    Income (loss) from operations          6,315,000       (4,461,000)                       (210,000)       1,644,000

Interest income, net                         523,000                -                               -          523,000
                                     ---------------    ---------------                  --------------- ---------------

    Income (loss) before income taxes      6,838,000       (4,461,000)                       (210,000)       2,167,000

Provision for income taxes                 2,598,000                          3               (80,000)       2,518,000
                                     ---------------    ---------------                  --------------- ---------------
    Net income (loss)                  $   4,240,000    $  (4,461,000)                   $   (130,000)    $   (351,000)
                                     ===============    ===============                  =============== ===============
 Net income (loss) per share           $        0.32                                                      $      (0.03)
                                     ===============                                                     ===============

 Weighted average common shares and
     equivalent common shares                                                 4              (500,100)
     outstanding                          13,388,634                          5               625,000       13,513,534
                                     ===============                                     =============== ===============

      See notes to pro forma condensed consolidated financial statements



 Note: For the purposes of the unaudited pro forma condensed consolidated statement of operations, the purchased research and development writeoff has been assumed to have been written off prior to the periods presented so that only recurring costs are included.

                         SeaChange International, Inc.
                  Unaudited Pro Forma Condensed Consolidated
                                 Balance Sheet
                              September 30, 1997

                                                          Historical                                       Pro Forma
                                               ----------------------------------              -------------------------------
                                                  SeaChange             IPC          Notes        Adjustments      Combined
                                                  ---------             ---         ------        -----------      --------
 Assets
 Current assets:
       Cash and cash equivalents                $    13,403,000     $       274,000             $      -          $ 13,677,000
       Accounts receivable                           14,457,000           1,232,000      5         (125,000)        15,564,000
       Inventories                                   14,024,000             779,000                    -            14,803,000
       Prepaid expenses                               1,002,000           1,292,000                    -             2,294,000
       Deferred income taxes                            713,000                -                       -               713,000
                                                ---------------     ---------------             -------------     ------------
           Total current assets                      43,599,000           3,577,000                (125,000)        47,051,000
                                                ---------------     ---------------             -------------     ------------

       Property and equipment, net                    5,342,000           2,875,000                    -             8,217,000
       Other assets                                      82,000                -                       -                82,000
       Intangible assets                                   -                   -         3        5,375,000            946,000
                                                                                         6       (4,429,000)
                                                ---------------     ---------------             -------------     ------------
                                                $    49,023,000     $     6,452,000             $   821,000       $ 56,296,000
                                                ===============     ===============             =============     ============

 Liabilities and Stockholders' Equity (Deficit)
 Current liabilities:

      Accounts payable and accrued expenses     $     9,224,000     $     5,662,000      1      $   750,000       $ 15,511,000
                                                                                         5         (125,000)
      Deferred revenue and customer deposits          3,267,000           1,255,000                                  4,522,000
                                                ---------------     ---------------             -------------     ------------
           Total current liabilities                 12,491,000           6,917,000                 625,000         20,033,000
                                                ---------------     ---------------             -------------     ------------

       Preferred stock                                     -              6,700,000      4       (6,700,000)              -
       Common stock                                     129,000             300,000      2            6,000            135,000
                                                                                         4         (300,000)
       Additional paid-in capital                    26,629,000                -         2        4,324,000         30,953,000
       Retained earnings (accumulated deficit)        9,774,000          (7,397,000)     1         (170,000)         5,175,000
                                                                                         4        7,397,000
                                                                                         6       (4,429,000)
       Cumulative translation adjustment                   -                (68,000)     4           68,000               -
                                                ---------------     ---------------             -----------       ------------
           Total stockholders' equity
            (deficit)                                36,532,000            (465,000)                196,000         36,263,000
                                                ---------------     ---------------             -----------       ------------

                                                ---------------     ---------------             -----------       ------------
                                                $    49,023,000     $     6,452,000             $   821,000       $ 56,296,000
                                                ===============     ===============             ===========       ============


      See notes to pro forma condensed consolidated financial statements

NOTES TO PRO FORMA  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED).

BASIS OF PRESENTATION

The acquisition was accounted for under the purchase method of accounting and, accordingly, the purchase price was allocated to the fair market value of the assets acquired and liabilities assumed.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED PERIOD ENDED DECEMBER 31, 1996.

1. Amortization on $946,000 of identified intangible assets on a straight-line basis using an estimated life of three to five years.

2. Represents the recording of a tax benefit at the Company's effective tax rate, resulting from the effect of the pro forma adjustments booked.

3. Reclassification of IPC statement of operations to reflect the Company's classifications.

4. Pro forma earnings per share are based on the weighted average shares and equivalent common shares, assuming the 625,000 shares of common stock of the Company were outstanding as of the beginning of the period.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997.

1. Amortization on $946,000 of identified intangible assets on a straight-line basis using an estimated life of three to five years.

2. Reduction in revenue and cost of revenues for system sold by the Company to IPC.

3. Represents the recording of a tax benefit at the Company's effective tax rate, resulting from the effect of the pro forma adjustments booked.

4. Equivalent common shares have been excluded as they would have been anti-dilutive to pro forma net loss per share.

5. Pro forma earnings per share are based on the weighted average shares and equivalent common shares, assuming the 625,000 shares of common stock of the Company were outstanding as of the beginning of the period.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 1997.

1. Reflects legal, accounting and severance incurred in connection with the acquisition.

2.   Reflects the issuance of common stock in connection with the acquisition.

3. Reflects the fair value ascribed to the identified intangibles including purchased research and development.

4.   Reflects the elimination of IPC's historical equity.

5.   Eliminates intercompany activity.

6. Reflects the writeoff of purchased research and development acquired by the Company.